UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2013

MFS® ASIA PACIFIC EX-JAPAN FUND

AJX-ANN

MFS® ASIA PACIFIC EX-JAPAN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to grow, albeit at a modest pace, possibly helping to gently lift other regions out of a prolonged slump. The resilience of the U.S. housing market and improved jobs picture continues to offset the drag created by the government’s sequestration and rise in taxes. Going forward, much could hinge on how much cooperation and bipartisanship the U.S. Congress can achieve, as yet another fiscal showdown looms later in 2013.

China is shifting gears from being the engine of global growth because of its rapid consumption of commodities. Commodity-exporting countries are feeling the squeeze from China’s economic focus being turned toward domestic consumers and its overall pace of growth slowing. Japan’s recent economic reports indicate that its 15-year period of stagnant growth and deflation could be ending, while the eurozone is showing signs of a pickup in economic growth after two years of recession. These recent positive signs in Japan and Europe point to a possible broadening base of global growth that could help take the burden off China and the United States as the main engines of global activity.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
China Unicom (Hong Kong) Ltd.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7%
Westpac Banking Corp.	3.6%
AIA Group Ltd.	3.4%
Rio Tinto PLC	3.0%
Sands China Ltd.	2.8%
National Australia Bank Ltd.	2.7%
Hutchison Whampoa Ltd.	2.5%
Cognizant Technology Solutions Corp., “A”	2.1%
Samsung Electronics Co. Ltd.	2.1%

Equity sectors (a)
Financial Services	36.4%
Basic Materials	10.8%
Technology	9.6%
Utilities & Communications	9.4%
Energy	6.9%
Leisure	4.8%
Autos & Housing	4.8%
Special Products & Services	4.6%
Retailing	4.4%
Consumer Staples	2.9%
Health Care	1.7%
Industrial Goods & Services	1.2%

Issuer country weightings (x)
China	21.0%
Hong Kong	20.2%
Australia	17.7%
India	8.9%
South Korea	7.6%
Taiwan	6.8%
United States	4.6%
United Kingdom	3.0%
Indonesia	2.6%
Other Countries	7.6%

Currency exposure weightings (y)
Hong Kong Dollar	40.9%
Australian Dollar	17.7%
Indian Rupee	8.9%
South Korean Won	7.6%
Taiwan Dollar	6.8%
United States Dollar	4.9%
British Pound Sterling	3.0%
Indonesian Rupiah	2.6%
Thailand Baht	2.5%
Other Countries	5.1%

2

Portfolio Composition – continued

(a)	The sectors depicted are economic aggregates made up of several underlying industry categories. The fund may invest between 25% and 35% of its total assets in any industry that represents 20% or more of the Asia Pacific market excluding Japan as a whole, as measured by an index determined by the adviser to be an appropriate measure of the Asia Pacific market excluding Japan. As of July 31, 2013, the fund did not have more than 25% of its total assets invested in any one industry.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2013, Class A shares of the MFS Asia Pacific ex-Japan Fund (“fund”) provided a total return 6.84%, at net asset value. This compares with a return of 7.81% for the fund’s benchmark, the MSCI All Country Asia Pacific (ex-Japan) Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Federal Reserve Bank (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Detractors from performance

Stock selection in the basic materials sector was a primary factor that detracted from performance relative to the MSCI All Country Asia Pacific (ex-Japan) Index. The fund’s holdings of India-based steel producer Steel Authority of India (b), and manganese mining company MOIL Ltd (b) (India) weighed on relative performance. Shares of Steel Authority of India declined steadily throughout the reporting period as the company incurred greater operating costs, higher employee provisions, and an increase in the cost of raw materials. The fund’s overweighted position in mining company Newcrest Mining (Australia) also weakened relative returns.

Security selection in the financial services sector also dampened relative performance. Holdings of poor-performing commercial bank Federal Bank (b) (India), and not holding shares of Australian diversified bank Commonwealth Bank of Australia, held back relative returns. Shares of Federal Bank depreciated late in the reporting period due to reduced corporate loan growth and interest income as a result of lower credit deposits.

4

Management Review – continued

Within the autos & housing sector, stock selection detracted from relative performance. The fund’s position in shares of South Korean auto parts manufacturer Mando (h) was among the top relative detractors for the period. Despite reporting positive earnings, the stock plummeted as management decided to contribute roughly $300 million dollars to Halla E&C through their wholly owned subsidiary Meister.

Elsewhere, the fund’s overweighted position in poor-performing global sourcing and supply chain managment company Li & Fung (Hong Kong) and Indonesian telecommunications company XL Axiata detracted from relative performance. Not holding stand-out performing internet software service provider Tencent Holdings (China) also hindered relative results.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to performance

Stock selection and an overweighted position in the leisure sector were primary factors that contributed to relative performance. The fund’s overweighted position in shares of strong-performing casino resorts operator Sands China (Macau) benefited relative returns. During the reporting period, the company reported their strongest earnings to date due to increased occupancy and gaming activities at their Sands Macao location. Additionally, the stock benefited from the recent approval to sell shares of their residential style co-op subsidiary, Cotai Strip.

Security selection in both the health care and utilities & communications sectors aided relative performance. Within the health care sector, holdings of New Zealand-based medical device company Fisher & Paykel Healthcare (b) supported relative performance. Shares of Fisher & Paykel Healthcare spiked late in the reporting period due to a positive currency environment and better-than-expected cost controls. Within utilities & communications, the fund’s overweighted position in shares of power company China Longyuan Power Group (China) contributed to relative results.

Stock selection in the special products & services sector also strengthened relative performance during the reporting period. The fund’s holdings of strong-performing custom IT consulting and technology services provider Cognizant Technology Solutions (b) (United States) and an overweighted position in telecommunications company Hutchison Whampoa (China) helped relative returns. Shares of Cognizant appreciated during the reporting period as management reported positive earnings results and the decision to increase the company’s share buyback program by $5 billion.

Elsewhere, the fund’s overweighted positions in semiconductor manufacturer Taiwan Semiconductor (Taiwan) and insurance company AIA Group (Hong Kong), and avoiding shares of weak-performing Australian mining company BHP Billiton, benefited relative performance. The fund’s overweighted positions in automobile manufacturer Guangzhou Automobile Group (China) and diversified bank Westpac Banking also helped.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of

5

Management Review – continued

securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Sanjay Natarajan	John Tsai
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 1, 2012, John Tsai replaced Robert Lau as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 7/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 7/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/10	6.84%	2.77%
B	9/15/10	5.99%	2.00%
C	9/15/10	5.99%	2.00%
I	9/15/10	7.00%	3.04%
Comparative Benchmark
MSCI All Country Asia Pacific (ex-Japan) Index (f)		7.81%	3.82%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.70%	0.68%
B With CDSC (Declining over six years from 4% to 0%) (x)		1.99%	0.99%
C With CDSC (1% for 12 months) (x)		4.99%	2.00%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country Asia Pacific (ex-Japan) Index – a market capitalization-weighted index that is designed to measure equity market performance for both developed and emerging market countries in the Asia Pacific region, excluding the country of Japan.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

8

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2013 through July 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2013 through July 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/13	Ending Account Value 7/31/13	Expenses Paid During Period (p) 2/01/13-7/31/13
A	Actual	1.62%	$1,000.00	$928.83	$7.75
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
B	Actual	2.43%	$1,000.00	$924.93	$11.60
	Hypothetical (h)	2.43%	$1,000.00	$1,012.74	$12.13
C	Actual	2.45%	$1,000.00	$924.80	$11.69
	Hypothetical (h)	2.45%	$1,000.00	$1,012.65	$12.23
I	Actual	1.45%	$1,000.00	$929.14	$6.94
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Expense ratios for Class A and Class B include 12b-1 Service Fee rebates of 0.08% and 0.02%, respectively, that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements for additional information).

11

PORTFOLIO OF INVESTMENTS

7/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.5%
Issuer	Shares/Par	Value ($)
Apparel Manufacturers - 2.9%
Li & Fung Ltd.	46,000	$60,855
Samsonite International S.A.	6,900	18,906
Stella International Holdings Ltd.	5,000	12,262

		$92,023
Automotive - 4.8%
Exide Industries Ltd.	16,312	$33,024
Guangzhou Automobile Group Co. Ltd., “H”	60,000	58,255
Kia Motors Corp.	1,110	62,939

		$154,218
Brokerage & Asset Managers - 1.5%
Computershare Ltd.	5,338	$46,925

Business Services - 2.1%
Cognizant Technology Solutions Corp., “A” (a)	932	$67,467

Cable TV - 1.1%
Astro Malaysia Holdings Berhad	25,300	$23,397
Dish TV India Ltd. (a)	15,284	12,606

		$36,003
Computer Software - Systems - 3.1%
Asustek Computer, Inc.	4,660	$40,716
Hon Hai Precision Industry Co. Ltd.	22,680	58,843

		$99,559
Conglomerates - 2.5%
Hutchison Whampoa Ltd.	7,000	$79,020

Containers - 1.4%
Brambles Ltd.	5,634	$45,982

Electronics - 5.8%
Samsung Electronics Co. Ltd.	59	$67,223
Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	119,637

		$186,860

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 5.8%
China Shenhua Energy Co. Ltd.	5,000	$14,441
CNOOC Ltd.	25,000	45,129
Oil Search Ltd.	8,447	61,500
Reliance Industries Ltd.	4,595	65,900

		$186,970
Energy - Integrated - 1.1%
PetroChina Co. Ltd., “H”	30,000	$35,084

Food & Beverages - 2.1%
Shenguan Holdings Group Ltd.	32,000	$13,616
Tingyi (Cayman Islands) Holdings Corp.	8,000	19,784
Want Want China Holdings Ltd.	25,000	33,847

		$67,247
Food & Drug Stores - 1.6%
Dairy Farm International Holdings Ltd.	900	$10,710
Wumart Stores, Inc.	21,000	39,262

		$49,972
Gaming & Lodging - 3.7%
Melco International Development Ltd.	15,000	$30,249
Sands China Ltd.	16,400	88,708

		$118,957
Insurance - 6.7%
AIA Group Ltd.	23,200	$109,933
Austbrokers Holdings Ltd.	4,127	40,953
China Pacific Insurance (Group) Co. Ltd	9,800	32,791
Suncorp Group Ltd.	2,849	32,830

		$216,507
Internet - 0.7%
NHN Corp.	96	$22,656

Machinery & Tools - 1.2%
Sinotruk (Hong Kong) Ltd.	23,000	$11,388
T.K. Corp. (a)	1,236	27,615

		$39,003
Major Banks - 11.0%
Australia & New Zealand Banking Group Ltd.	1,800	$48,150
BOC Hong Kong Holdings Ltd.	15,000	47,095
Industrial & Commercial Bank Of China Ltd.	86,000	56,553

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
National Australia Bank Ltd.	3,094	$86,852
Westpac Banking Corp.	4,200	116,615

		$355,265
Medical Equipment - 1.7%
Fisher & Paykel Healthcare Corp. Ltd.	20,044	$55,712

Metals & Mining - 6.8%
Iluka Resources Ltd.	6,584	$65,217
MOIL Ltd.	6,138	18,958
Rio Tinto PLC	2,168	97,458
Steel Authority of India Ltd.	51,998	35,660

		$217,293
Natural Gas - Distribution - 1.5%
China Resources Gas Group Ltd.	12,000	$29,986
Hong Kong & China Gas Co. Ltd.	7,350	18,840

		$48,826
Other Banks & Diversified Financials - 12.3%
China Construction Bank	87,500	$65,324
DBS Group Holdings Ltd.	5,000	65,704
Federal Bank Ltd.	4,474	25,727
Hana Financial Group, Inc.	630	20,188
HDFC Bank Ltd.	4,075	40,864
ICICI Bank Ltd., ADR	839	27,502
Kasikornbank PLC	10,600	63,329
PT Bank Negara Indonesia Tbk	65,697	27,327
PT Bank Rakyat Indonesia (Persero) Tbk	40,500	32,510
Wing Hang Bank	3,000	27,812

		$396,287
Precious Metals & Minerals - 0.7%
Newcrest Mining Ltd.	2,073	$22,788

Real Estate - 4.8%
China Overseas Land & Investment Ltd.	14,000	$40,345
Hang Lung Properties Ltd.	17,000	55,128
IGB Trust, REIT	46,700	18,139
Sun Hung Kai Properties Ltd.	3,000	40,036

		$153,648

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 1.9%
LG Chem Ltd.	170	$42,673
PTT Global Chemical PLC	8,538	18,003

		$60,676
Telephone Services - 4.6%
China Unicom (Hong Kong) Ltd.	84,000	$123,255
PT XL Axiata Tbk	57,500	25,176

		$148,431
Tobacco - 0.8%
ITC Ltd.	4,634	$26,041

Utilities - Electric Power - 3.3%
Cheung Kong Infrastructure Holdings Ltd.	7,000	$48,333
China Longyuan Electric Power Group Corp.	54,000	56,885

		$105,218
Total Common Stocks (Identified Cost, $2,919,420)		$3,134,638

Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	121,523	$121,523
Total Investments (Identified Cost, $3,040,943)		$3,256,161

Other Assets, Less Liabilities - (1.3)%		(41,302)
Net Assets - 100.0%		$3,214,859

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,919,420)	$3,134,638
Underlying affiliated funds, at cost and value	121,523
Total investments, at value (identified cost, $3,040,943)	$3,256,161
Cash	1,187
Receivables for
Fund shares sold	17,773
Interest and dividends	2,147
Receivable from investment adviser	29,444
Receivable from distributor	386
Other assets	41
Total assets	$3,307,139
Liabilities
Payable for fund shares reacquired	$629
Payable to affiliates
Shareholder servicing costs	1,278
Payable for independent Trustees’ compensation	2
Deferred country tax expense payable	5,821
Accrued expenses and other liabilities	84,550
Total liabilities	$92,280
Net assets	$3,214,859
Net assets consist of
Paid-in capital	$3,285,921
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $97 deferred country tax)	215,085
Accumulated net realized gain (loss) on investments and foreign currency	(317,338)
Undistributed net investment income	31,191
Net assets	$3,214,859
Shares of beneficial interest outstanding	307,973

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,731,043	165,696	$10.45
Class B	337,983	32,655	10.35
Class C	285,541	27,627	10.34
Class I	860,292	81,995	10.49

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.09 [100 / 94.25 x $10.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$96,500
Interest	188
Dividends from underlying affiliated funds	162
Foreign taxes withheld	(4,676)
Total investment income	$92,174
Expenses
Management fee	$34,597
Distribution and service fees	10,925
Shareholder servicing costs	5,224
Administrative services fee	17,500
Independent Trustees’ compensation	1,156
Custodian fee	59,722
Shareholder communications	5,681
Audit and tax fees	67,943
Legal fees	2,320
Registration fees	55,509
Miscellaneous	10,557
Total expenses	$271,134
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and/or distributor	(213,250)
Net expenses	$57,883
Net investment income	$34,291
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $3,996 country tax)	$(112,268)
Foreign currency	(3,690)
Net realized gain (loss) on investments and foreign currency	$(115,958)
Change in unrealized appreciation (depreciation)
Investments (net of $2,605 decrease in deferred country tax)	$173,571
Translation of assets and liabilities in foreign currencies	(94)
Net unrealized gain (loss) on investments and foreign currency translation	$173,477
Net realized and unrealized gain (loss) on investments and foreign currency	$57,519
Change in net assets from operations	$91,810

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2013	2012
Change in net assets
From operations
Net investment income	$34,291	$30,063
Net realized gain (loss) on investments and foreign currency	(115,958)	(195,365)
Net unrealized gain (loss) on investments and foreign currency translation	173,477	(98,648)
Change in net assets from operations	$91,810	$(263,950)
Distributions declared to shareholders
From net investment income	$(32,000)	$(13,001)
From net realized gain on investments	—	(33,000)
Total distributions declared to shareholders	$(32,000)	$(46,001)
Change in net assets from fund share transactions	$394,500	$1,019,059
Total change in net assets	$454,310	$709,108
Net assets
At beginning of period	2,760,549	2,051,441
At end of period (including undistributed net investment income of $31,191 and $30,791, respectively)	$3,214,859	$2,760,549

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.88	$11.47	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	(1.52)	1.40
Total from investment operations	$0.69	$(1.39)	$1.50
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.06)	$—
From net realized gain on investments	—	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.12)	$(0.20)	$(0.03)
Net asset value, end of period (x)	$10.45	$9.88	$11.47
Total return (%) (r)(s)(t)(x)	6.95	(11.97)	15.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.07	10.84	13.12	(a)
Expenses after expense reductions (f)	1.66	1.70	1.70	(a)
Net investment income	1.25	1.27	0.99	(a)
Portfolio turnover	74	86	76	(n)
Net assets at end of period (000 omitted)	$1,731	$1,461	$787

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 7/31
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.80	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	(1.51)	1.41
Total from investment operations	$0.59	$(1.45)	$1.43
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)	$—
From net realized gain on investments	—	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.04)	$(0.15)	$(0.03)
Net asset value, end of period (x)	$10.35	$9.80	$11.40
Total return (%) (r)(s)(t)(x)	5.99	(12.61)	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.97	11.64	14.27	(a)
Expenses after expense reductions (f)	2.44	2.45	2.45	(a)
Net investment income	0.27	0.61	0.18	(a)
Portfolio turnover	74	86	76	(n)
Net assets at end of period (000 omitted)	$338	$294	$258

Class C	Years ended 7/31
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.81	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.08	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.59	(1.53)	1.42
Total from investment operations	$0.60	$(1.45)	$1.43
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$—
From net realized gain on investments	—	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.07)	$(0.14)	$(0.03)
Net asset value, end of period (x)	$10.34	$9.81	$11.40
Total return (%) (r)(s)(t)(x)	6.10	(12.63)	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.03	11.69	14.87	(a)
Expenses after expense reductions (f)	2.45	2.45	2.45	(a)
Net investment income	0.12	0.76	0.05	(a)
Portfolio turnover	74	86	76	(n)
Net assets at end of period (000 omitted)	$286	$292	$197

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 7/31
	2013	2012	2011 (c)
Net asset value, beginning of period	$9.93	$11.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.16	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	(1.52)	1.45
Total from investment operations	$0.70	$(1.36)	$1.53
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$—
From net realized gain on investments	—	(0.14)	(0.03)
Total distributions declared to shareholders	$(0.14)	$(0.21)	$(0.03)
Net asset value, end of period (x)	$10.49	$9.93	$11.50
Total return (%) (r)(s)(x)	7.00	(11.67)	15.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.99	10.75	15.22	(a)
Expenses after expense reductions (f)	1.45	1.45	1.45	(a)
Net investment income	1.22	1.55	0.83	(a)
Portfolio turnover	74	86	76	(n)
Net assets at end of period (000 omitted)	$860	$713	$810

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Asia Pacific ex-Japan Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries. The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Asia Pacific market excluding Japan as a whole, as measured by an index determined by MFS to be an appropriate measure of the Asia Pacific market excluding Japan. At July 31, 2013, the fund did not have more than 25% of its assets invested in any one industry.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

22

Notes to Financial Statements – continued

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed

23

Notes to Financial Statements – continued

to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$675,945	$—	$—	$675,945
Hong Kong	647,886	—	—	647,886
Australia	567,812	—	—	567,812
India	286,282	—	—	286,282
South Korea	220,638	—	22,656	243,294
Taiwan	219,196	—	—	219,196
United Kingdom	97,458	—	—	97,458
Indonesia	85,014	—	—	85,014
Thailand	63,329	18,003	—	81,332
Other Countries	230,419	—	—	230,419
Mutual Funds	121,523	—	—	121,523
Total Investments	$3,215,502	$18,003	$22,656	$3,256,161

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $2,290,111 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2

24

Notes to Financial Statements – continued

occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 7/31/12	$—
Transfers into level 3	22,656
Balance as of 7/31/13	$22,656

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

25

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/13	7/31/12
Ordinary income (including any short-term capital gains)	$32,000	$46,001

26

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/13
Cost of investments	$3,169,002
Gross appreciation	260,588
Gross depreciation	(173,429)
Net unrealized appreciation (depreciation)	$87,159
Undistributed ordinary income	31,433
Capital loss carryforwards	(77,167)
Post-October capital loss deferral	(112,112)
Other temporary differences	(375)

As of July 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(68,231)
Long-Term	(8,936)
Total	$(77,167)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/13	Year ended 7/31/12	Year ended 7/31/13	Year ended 7/31/12
Class A	$18,636	$7,697	$—	$17,342
Class B	1,013	274	—	3,397
Class C	2,147	—	—	2,400
Class I	10,204	5,030	—	9,861
Total	$32,000	$13,001	$—	$33,000

27

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.05%
Next $1.5 billion of average daily net assets	0.95%
Average daily net assets in excess of $2.5 billion	0.90%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through July 31, 2013, this management fee reduction amounted to $7, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.70%	2.45%	2.45%	1.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the year ended July 31, 2013, this reduction amounted to $212,407 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,005 for the year ended July 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.21%	$4,561
Class B	0.75%	0.25%	1.00%	0.99%	3,193
Class C	0.75%	0.25%	1.00%	1.00%	3,171
Total Distribution and Service Fees					$10,925

28

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through July 31, 2013, this rebate amounted to $793 and $33 for Class A and Class B, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2013, were as follows:

Amount
Class A	$315
Class B	576
Class C	72

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2013, the fee was $1,838, which equated to 0.0558% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,386.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.5313% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

29

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

At July 31, 2013, MFS held 89% of the outstanding shares of Class I.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $2,675,041 and $2,336,206, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	175,493	$1,941,750	99,156	$980,575
Class B	10,141	112,740	12,542	130,415
Class C	11,479	125,643	17,582	181,749
Class I	9,265	104,328	63,528	662,350
	206,378	$2,284,461	192,808	$1,955,089

Shares issued to shareholders in reinvestment of distributions
Class A	1,694	$18,608	2,697	$24,838
Class B	91	993	400	3,671
Class C	197	2,147	261	2,400
Class I	926	10,204	1,612	14,891
	2,908	$31,952	4,970	$45,800

30

Notes to Financial Statements – continued

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(159,368)	$(1,692,781)	(22,552)	$(230,855)
Class B	(7,596)	(79,006)	(5,567)	(53,246)
Class C	(13,832)	(150,126)	(5,314)	(53,468)
Class I	—	—	(63,757)	(644,261)
	(180,796)	$(1,921,913)	(97,190)	$(981,830)

Net change
Class A	17,819	$267,577	79,301	$774,558
Class B	2,636	34,727	7,375	80,840
Class C	(2,156)	(22,336)	12,529	130,681
Class I	10,191	114,532	1,383	32,980
	28,490	$394,500	100,588	$1,019,059

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2013, the fund’s commitment fee and interest expense were $18 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	64,084	2,557,306	(2,499,867)	121,523

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$162	$121,523

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust VII and the Shareholders of MFS Asia Pacific ex-Japan Fund:

We have audited the accompanying statement of assets and liabilities of MFS Asia Pacific ex-Japan Fund (the Fund) (one of the portfolios comprising MFS Series Trust VII), including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Asia Pacific ex-Japan Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2013

32

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

36

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Sanjay Natarajan
John Tsai

37

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense

38

Board Review of Investment Advisory Agreement – continued

information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2012. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2010 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information

39

Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

40

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

41

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $96,498. The fund intends to pass through foreign tax credits of $8,431 for the fiscal year.

42

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2013

MFS® EUROPEAN EQUITY FUND

EEQ-ANN

MFS® EUROPEAN EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to grow, albeit at a modest pace, possibly helping to gently lift other regions out of a prolonged slump. The resilience of the U.S. housing market and improved jobs picture continues to offset the drag created by the government’s sequestration and rise in taxes. Going forward, much could hinge on how much cooperation and bipartisanship the U.S. Congress can achieve, as yet another fiscal showdown looms later in 2013.

China is shifting gears from being the engine of global growth because of its rapid consumption of commodities. Commodity-exporting countries are feeling the squeeze from China’s economic focus being turned toward domestic consumers and its overall pace of growth slowing. Japan’s recent economic reports indicate that its 15-year period of stagnant growth and deflation could be ending, while the eurozone is showing signs of a pickup in economic growth after two years of recession. These recent positive signs in Japan and Europe point to a possible broadening base of global growth that could help take the burden off China and the United States as the main engines of global activity.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.7%
Royal Dutch Shell PLC, “A”	3.3%
Groupe Danone	3.2%
Roche Holding AG	2.9%
Novartis AG	2.9%
Linde AG	2.9%
GlaxoSmithKline PLC	2.5%
HSBC Holdings PLC	2.4%
Akzo Nobel N.V.	2.2%
Pernod Ricard S.A.	2.1%

Equity sectors (a)
Financial Services	18.3%
Consumer Staples	13.9%
Health Care	10.7%
Basic Materials	9.3%
Industrial Goods & Services	6.9%
Utilities & Communications	6.5%
Energy	6.4%
Leisure	5.8%
Retailing	5.4%
Special Products & Services	5.1%
Technology	4.6%
Autos & Housing	3.4%
Transportation	1.4%

Issuer country weightings (x)
United Kingdom	29.2%
Switzerland	17.8%
France	14.9%
Germany	11.3%
Netherlands	6.3%
Sweden	4.5%
United States	3.2%
Denmark	3.0%
Belgium	2.0%
Other Countries	7.8%

Currency exposure weightings (y)
Euro	41.3%
British Pound Sterling	29.2%
Swiss Franc	17.8%
Swedish Krona	4.5%
United States Dollar	3.2%
Danish Krone	3.0%
Hong Kong Dollar	0.5%
Turkish Lira	0.4%
Canadian Dollar	0.1%

2

Portfolio Composition – continued

(a)	The sectors depicted are economic aggregates made up of several underlying industry categories. The fund may invest between 25% and 35% of its total assets in any industry that represents 20% or more of the European market as a whole, as measured by an index determined by the adviser to be an appropriate measure of the European market. As of July 31, 2013, the fund did not have more than 25% of its total assets invested in any one industry.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2013, Class A shares of the MFS European Equity Fund (“fund”) provided a total return of 29.33%, at net asset value. This compares with a return of 26.94% for the fund’s benchmark, the MSCI Europe Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Federal Reserve Bank (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Contributors to Performance

Stock selection in the basic materials sector was a primary factor that benefited performance relative to the MSCI Europe Index. Avoiding shares of mining and natural resources company Anglo American (United Kingdom) supported relative results as the stock lagged the benchmark during the reporting period. Shares of Anglo American declined as cost inflation, weak markets, and electricity shortages and concerns over increased risks regarding labor unrest for miners in South Africa negatively impacted platinum and gold production.

Stock selection in the health care sector was another positive factor for relative performance. An underweighted position in pharmaceutical firm GlaxoSmithKline (United Kingdom) supported relative results as the stock lagged the benchmark during the reporting period. Shares of GlaxoSmithKline were subdued during the reporting period as the company released financial results that included disappointing sales figures of recently launched products and increased competition from generics.

4

Management Review – continued

Stock selection in the consumer staples sector further boosted relative results. Not owning poor-performing tobacco distributor British American Tobacco (United Kingdom) aided relative results. Shares of British American Tobacco declined on reports of year-to-date volume and revenue figures that indicated a slight decline in sales, which led the firm to miss consensus estimates amid an industry-wide slowdown.

Stocks in other sectors that contributed to relative performance included overweighted positions in strong-performing global banking group BNP Paribas (France), financial services firm Barclays (United Kingdom), advertising and marketing services provider Publicis Groupe (France), banking firm KBC Group (Belgium), wiring devices and cable systems manufacturer Legrand (France), and insurance company Delta Lloyd (Netherlands). Shares of homebuilder Bellway (b) (United Kingdom) also strengthened relative returns.

Detractors from Performance

Individual stocks that weighed on relative performance included the fund’s holdings of Italian telecommunications networking firm Telecom Italia, and overweighted positions in paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), global food company Nestle (Switzerland), and specialty chemical products maker Croda International (United Kingdom). Holding shares of strategic outsourcing and asset management company Mitie Group (b) (United Kingdom) was another top relative detractor. Shares of Mitie Group fell as the company released earnings that were below expectations driven by a sharp slowdown in organic growth in the Technical Facilities Management division, weak margins in the Property Management division, and project delays in the Asset Management division. Not owning financial services companies, Lloyds Bank (United Kingdom) and Allianz (Germany), and insurance company AXA (France), further hindered relative returns. Shares of Allianz reacted positively to the company’s announcement of rising profits as higher prices pushed revenue to a record. Additionally, all three of its business segments reported improved results while the industry had no major claims from natural disasters.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Gabrielle Gourgey

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 7/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 7/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/10	29.33%	10.53%
B	9/15/10	28.37%	9.69%
C	9/15/10	28.35%	9.68%
I	9/15/10	29.60%	10.76%
Comparative benchmark
MSCI Europe Index (f)		26.94%	8.63%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		21.90%	8.27%
B With CDSC (Declining over six years from 4% to 0%) (x)		24.37%	8.81%
C With CDSC (1% for 12 months) (x)		27.35%	9.68%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Europe Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed European markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2013 through July 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2013 through July 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/13	Ending Account Value 7/31/13	Expenses Paid During Period (p) 2/01/13-7/31/13
A	Actual	1.55%	$1,000.00	$1,055.14	$7.90
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
B	Actual	2.30%	$1,000.00	$1,052.07	$11.70
	Hypothetical (h)	2.30%	$1,000.00	$1,013.39	$11.48
C	Actual	2.30%	$1,000.00	$1,051.41	$11.70
	Hypothetical (h)	2.30%	$1,000.00	$1,013.39	$11.48
I	Actual	1.30%	$1,000.00	$1,056.70	$6.63
	Hypothetical (h)	1.30%	$1,000.00	$1,018.35	$6.51

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

7/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.7%
Issuer	Shares/Par	Value ($)
Airlines - 0.7%
Stagecoach Group PLC	5,172	$26,334

Alcoholic Beverages - 2.8%
Heineken N.V.	372	$26,130
Pernod Ricard S.A.	667	79,415

		$105,545
Apparel Manufacturers - 2.6%
Compagnie Financiere Richemont S.A.	347	$33,971
LVMH Moet Hennessy Louis Vuitton S.A.	338	61,446

		$95,417
Automotive - 2.0%
Autoliv, Inc., SDR	378	$31,113
D’Ieteren S.A.	960	43,589

		$74,702
Broadcasting - 1.8%
Publicis Groupe	808	$65,183

Brokerage & Asset Managers - 0.9%
IG Group Holdings PLC	3,738	$32,839

Business Services - 5.1%
Adecco S.A.	384	$24,377
Amadeus Holdings AG	707	24,285
Brenntag AG	235	38,610
Compass Group PLC	3,439	46,980
Experian Group Ltd.	1,120	21,008
MITIE Group PLC	7,907	32,597

		$187,857
Cable TV - 0.2%
Ziggo N.V.	180	$7,150

Computer Software - 1.1%
Dassault Systemes S.A.	144	$18,923
Fidessa Group PLC	715	21,808

		$40,731

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 1.4%
Bellway PLC	1,485	$31,175
BUZZI UNICEM S.p.A	1,510	22,278

		$53,453
Consumer Products - 1.7%
Reckitt Benckiser Group PLC	890	$63,350

Electrical Equipment - 5.2%
IMI PLC	980	$20,454
Legrand S.A.	829	42,956
OSRAM Licht AG (a)	56	2,183
Pfeiffer Vacuum Technology AG	250	27,219
Schneider Electric S.A.	486	38,670
Siemens AG	566	61,978

		$193,460
Electronics - 1.6%
ASM International N.V.	621	$19,580
Infineon Technologies AG	4,363	38,506

		$58,086
Energy - Independent - 0.8%
Bankers Petroleum Ltd. (a)	1,960	$5,687
Cairn Energy PLC (a)	2,723	11,151
Galp Energia SGPS S.A.	894	14,272

		$31,110
Energy - Integrated - 5.3%
BG Group PLC	2,728	$49,239
BP PLC	3,490	24,133
Royal Dutch Shell PLC, “A”	3,591	122,258

		$195,630
Food & Beverages - 8.5%
Chr. Hansen Holding A.S.	548	$18,139
Groupe Danone	1,499	118,455
Nestle S.A.	2,026	137,263
Tate & Lyle PLC	3,310	42,246

		$316,103
Food & Drug Stores - 0.9%
Jeronimo Martins SGPS S.A.	1,710	$33,782

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 1.4%
Betfair Group PLC	1,670	$23,360
Paddy Power PLC	340	27,524

		$50,884
General Merchandise - 0.4%
BIM Birlesik Magazalar A.S.	672	$15,447

Insurance - 6.0%
Delta Lloyd N.V.	1,730	$37,445
Hiscox Ltd.	4,061	40,156
ING Groep N.V. (a)	6,063	61,946
Swiss Re Ltd.	402	32,014
Zurich Insurance Group AG	197	53,026

		$224,587
Machinery & Tools - 1.6%
Atlas Copco AB, “A”	1,518	$39,614
Schindler Holding AG	150	21,476

		$61,090
Major Banks - 5.6%
Bank of Ireland (a)(e)	57,410	$12,984
Barclays PLC	11,769	51,544
BNP Paribas	828	53,573
HSBC Holdings PLC	7,826	89,028

		$207,129
Medical Equipment - 0.6%
Sonova Holding AG	198	$21,866

Metals & Mining - 1.4%
Rio Tinto PLC	1,137	$51,111

Natural Gas - Distribution - 1.6%
GDF Suez	2,845	$59,687

Network & Telecom - 2.0%
Ericsson, Inc., “B”	6,118	$72,320

Oil Services - 0.3%
Saipem S.p.A.	577	$12,320

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 5.3%
Erste Group Bank AG	1,045	$31,739
Julius Baer Group Ltd.	429	19,488
Jyske Bank (a)	843	36,974
KBC Group N.V.	740	29,681
Sydbank A/S (a)	868	19,407
UBS AG	3,023	59,549

		$196,838
Pharmaceuticals - 10.2%
Bayer AG	606	$70,421
GlaxoSmithKline PLC	3,567	91,379
Novartis AG	1,499	107,876
Roche Holding AG	438	107,909

		$377,585
Railroad & Shipping - 0.7%
Kuehne & Nagel International AG	200	$24,204

Real Estate - 0.5%
GSW Immobilien AG	469	$18,980

Restaurants - 2.5%
Domino’s Pizza UK & IRL PLC	4,719	$40,991
Whitbread PLC	1,044	51,298

		$92,289
Specialty Chemicals - 7.9%
Akzo Nobel N.V.	1,317	$80,166
Croda International PLC	808	30,840
Linde AG	559	107,683
Sika AG	7	19,522
Symrise AG	1,281	55,301

		$293,512
Specialty Stores - 1.5%
Esprit Holdings Ltd.	10,448	$17,028
Industria de Diseno Textil S.A.	286	38,124

		$55,152
Telecommunications - Wireless - 1.7%
Tele2 AB, “B”	1,777	$22,764
Vodafone Group PLC	13,903	41,771

		$64,535

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 2.2%
British Telecom Group, PLC	5,250	$27,210
TDC A.S.	4,375	38,283
Telecom Italia S.p.A.	30,881	16,191

		$81,684
Tobacco - 0.8%
Swedish Match AB	828	$30,932

Utilities - Electric Power - 0.5%
Energias de Portugal S.A.	5,660	$20,105

Utilities - Water - 0.4%
Suez Environnement	1,102	$15,621
Total Common Stocks (Identified Cost, $3,062,650)		$3,628,610

Money Market Funds - 4.9%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	183,852	$183,852
Total Investments (Identified Cost, $3,246,502)		$3,812,462

Other Assets, Less Liabilities - (2.6)%		(96,925)
Net Assets - 100.0%		$3,715,537

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
SDR	Swedish Depository Receipt

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,062,650)	$3,628,610
Underlying affiliated funds, at cost and value	183,852
Total investments, at value (identified cost, $3,246,502)	$3,812,462
Cash	4,002
Foreign currency, at value (identified cost, $3,311)	3,311
Receivables for
Investments sold	17,939
Fund shares sold	14,377
Dividends	9,917
Receivable from investment adviser	22,093
Other assets	32
Total assets	$3,884,133
Liabilities
Payables for
Investments purchased	$88,224
Payable to affiliates
Shareholder servicing costs	787
Distribution and service fees	44
Accrued expenses and other liabilities	79,541
Total liabilities	$168,596
Net assets	$3,715,537
Net assets consist of
Paid-in capital	$3,292,449
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	566,069
Accumulated net realized gain (loss) on investments and foreign currency	(184,307)
Undistributed net investment income	41,326
Net assets	$3,715,537
Shares of beneficial interest outstanding	289,881

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,795,859	140,047	$12.82
Class B	267,005	20,979	12.73
Class C	339,120	26,747	12.68
Class I	1,313,553	102,108	12.86

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.60 [100 / 94.25 x $12.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$90,415
Dividends from underlying affiliated funds	158
Foreign taxes withheld	(7,378)
Total investment income	$83,195
Expenses
Management fee	$23,406
Distribution and service fees	7,396
Shareholder servicing costs	3,484
Administrative services fee	17,500
Independent Trustees’ compensation	1,147
Custodian fee	51,967
Shareholder communications	10,085
Audit and tax fees	53,875
Legal fees	1,388
Registration fees	53,562
Miscellaneous	10,827
Total expenses	$234,637
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and/or distributor	(193,371)
Net expenses	$41,265
Net investment income	$41,930
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(45,957)
Foreign currency	(396)
Net realized gain (loss) on investments and foreign currency	$(46,353)
Change in unrealized appreciation (depreciation)
Investments	$578,359
Translation of assets and liabilities in foreign currencies	342
Net unrealized gain (loss) on investments and foreign currency translation	$578,701
Net realized and unrealized gain (loss) on investments and foreign currency	$532,348
Change in net assets from operations	$574,278

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2013	2012
Change in net assets
From operations
Net investment income	$41,930	$27,079
Net realized gain (loss) on investments and foreign currency	(46,353)	(132,758)
Net unrealized gain (loss) on investments and foreign currency translation	578,701	(115,771)
Change in net assets from operations	$574,278	$(221,450)
Distributions declared to shareholders
From net investment income	$(26,201)	$(22,701)
From net realized gain on investments	—	(20,351)
Total distributions declared to shareholders	$(26,201)	$(43,052)
Change in net assets from fund share transactions	$1,451,227	$3,064
Total change in net assets	$1,999,304	$(261,438)
Net assets
At beginning of period	1,716,233	1,977,671
At end of period (including undistributed net investment income of $41,326 and $25,980, respectively)	$3,715,537	$1,716,233

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$10.03	$11.48	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.16	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	(1.35)	1.23
Total from investment operations	$2.93	$(1.19)	$1.48
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.14)	$(0.26)	$—
Net asset value, end of period (x)	$12.82	$10.03	$11.48
Total return (%) (r)(s)(t)(x)	29.33	(10.18)	14.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.83	13.52	13.74	(a)
Expenses after expense reductions (f)	1.55	1.55	1.55	(a)
Net investment income	1.69	1.57	2.50	(a)
Portfolio turnover	88	56	26
Net assets at end of period (000 omitted)	$1,796	$596	$790

See Notes to Financial Statements

18

Financial Highlights – continued

Class B	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$9.98	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.08	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	2.71	(1.33)	1.25
Total from investment operations	$2.82	$(1.25)	$1.40
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.05)	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.07)	$(0.17)	$—
Net asset value, end of period (x)	$12.73	$9.98	$11.40
Total return (%) (r)(s)(t)(x)	28.37	(10.84)	14.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.83	14.36	14.34	(a)
Expenses after expense reductions (f)	2.30	2.30	2.30	(a)
Net investment income	0.90	0.81	1.54	(a)
Portfolio turnover	88	56	26
Net assets at end of period (000 omitted)	$267	$148	$166

Class C	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$9.96	$11.40	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.08	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	(1.33)	1.29
Total from investment operations	$2.81	$(1.25)	$1.40
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.09)	$(0.19)	$—
Net asset value, end of period (x)	$12.68	$9.96	$11.40
Total return (%) (r)(s)(t)(x)	28.35	(10.84)	14.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.64	14.31	14.71	(a)
Expenses after expense reductions (f)	2.30	2.30	2.30	(a)
Net investment income	0.91	0.83	1.08	(a)
Portfolio turnover	88	56	26
Net assets at end of period (000 omitted)	$339	$141	$180

See Notes to Financial Statements

19

Financial Highlights – continued

Class I	Years ended 7/31		Period ended
	2013	2012	7/31/11 (c)
Net asset value, beginning of period	$10.06	$11.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.19	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	(1.36)	1.32
Total from investment operations	$2.96	$(1.17)	$1.50
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.16)	$(0.27)	$—
Net asset value, end of period (x)	$12.86	$10.06	$11.50
Total return (%) (r)(s)(x)	29.60	(9.96)	15.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.89	13.29	13.90	(a)
Expenses after expense reductions (f)	1.30	1.30	1.30	(a)
Net investment income	1.85	1.88	1.83	(a)
Portfolio turnover	88	56	26
Net assets at end of period (000 omitted)	$1,314	$832	$842

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS European Equity Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the European market as a whole, as measured by an index determined by MFS to be an appropriate measure of the European market. At July 31, 2013, the fund did not have more than 25% of its assets invested in any one industry.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) –Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets

21

Notes to Financial Statements – continued

forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the

22

Notes to Financial Statements – continued

type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,628,610	$—	$—	$3,628,610
Mutual Funds	183,852	—	—	183,852
Total Investments	$3,812,462	$—	$—	$3,812,462

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $2,619,793 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

23

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

24

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/13	7/31/12
Ordinary income (including any short-term capital gains)	$26,201	$43,052

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/13
Cost of investments	$3,383,989
Gross appreciation	582,703
Gross depreciation	(154,230)
Net unrealized appreciation (depreciation)	$428,473
Undistributed ordinary income	41,326
Capital loss carryforwards	(46,820)
Other temporary differences	109

As of July 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(20,027)
Long-Term	(26,793)
Total	$(46,820)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

25

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/13	Year ended 7/31/12	Year ended 7/31/13	Year ended 7/31/12
Class A	$9,546	$8,861	$—	$7,557
Class B	1,170	657	—	1,519
Class C	2,024	1,000	—	1,713
Class I	13,461	12,183	—	9,562
Total	$26,201	$22,701	$—	$20,351

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.5 billion	0.75%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through July 31, 2013, this management fee reduction amounted to $6, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.55%	2.30%	2.30%	1.30%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the year ended July 31, 2013, this reduction amounted to $193,333 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,625 for the year ended July 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

26

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,647
Class B	0.75%	0.25%	1.00%	1.00%	2,041
Class C	0.75%	0.25%	1.00%	1.00%	2,708
Total Distribution and Service Fees					$7,396

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through July 31, 2013, this rebate amounted to $25 for Class A and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2013, were as follows:

Amount
Class A	$—
Class B	121
Class C	43

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2013, the fee was $1,120, which equated to 0.0431% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,364.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

27

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.6728% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

At July 31, 2013, MFS held 72% of the outstanding shares of Class I.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $3,597,824 and $2,183,831, respectively.

28

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	209,795	$2,489,417	49,537	$505,615
Class B	6,705	79,659	8,601	82,822
Class C	32,342	381,751	2,424	24,924
Class I	33,064	403,085	15,832	163,329
	281,906	$3,353,912	76,394	$776,690

Shares issued to shareholders in reinvestment of distributions
Class A	826	$9,546	1,771	$16,149
Class B	101	1,170	238	2,176
Class C	176	2,024	298	2,713
Class I	1,163	13,461	2,343	21,406
	2,266	$26,201	4,650	$42,444

Shares reacquired
Class A	(130,014)	$(1,503,347)	(60,692)	$(606,310)
Class B	(638)	(7,561)	(8,594)	(78,641)
Class C	(19,889)	(237,171)	(4,414)	(43,372)
Class I	(14,834)	(180,807)	(8,651)	(87,747)
	(165,375)	$(1,928,886)	(82,351)	$(816,070)

Net change
Class A	80,607	$995,616	(9,384)	$(84,546)
Class B	6,168	73,268	245	6,357
Class C	12,629	146,604	(1,692)	(15,735)
Class I	19,393	235,739	9,524	96,988
	118,797	$1,451,227	(1,307)	$3,064

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

29

Notes to Financial Statements – continued

agreed upon spread. For the year ended July 31, 2013, the fund’s commitment fee and interest expense were $13 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	88,648	2,860,383	(2,765,179)	183,852

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$158	$183,852

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VII and the Shareholders of

MFS European Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS European Equity Fund (a series of MFS Series Trust VII) (the “Fund”) as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS European Equity Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2013

31

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

35

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Gabrielle Gourgey

36

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

37

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2012. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2010 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the

38

Board Review of Investment Advisory Agreement – continued

Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

39

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

40

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate. Income derived from foreign sources was $90,226. The fund intends to pass through foreign tax credits of $7,501 for the fiscal year.

41

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

42

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2013

MFS® LATIN AMERICAN

EQUITY FUND

LEQ-ANN

MFS® LATIN AMERICAN EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to grow, albeit at a modest pace, possibly helping to gently lift other regions out of a prolonged slump. The resilience of the U.S. housing market and improved jobs picture continues to offset the drag created by the government’s sequestration and rise in taxes. Going forward, much could hinge on how much cooperation and bipartisanship the U.S. Congress can achieve, as yet another fiscal showdown looms later in 2013.

China is shifting gears from being the engine of global growth because of its rapid consumption of commodities. Commodity-exporting countries are feeling the squeeze from China’s economic focus being turned toward domestic consumers and its overall pace of growth slowing. Japan’s recent economic reports indicate that its 15-year period of stagnant growth and deflation could be ending, while the eurozone is showing signs of a pickup in economic growth after two years of recession. These recent positive signs in Japan and Europe point to a possible broadening base of global growth that could help take the burden off China and the United States as the main engines of global activity.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Vale S.A., ADR	5.5%
Itau Unibanco Holding S.A., ADR	3.7%
Petroleo Brasileiro S.A., ADR	3.7%
Kroton Educacional S.A.	3.7%
BM&F Bovespa S.A.	3.6%
M. Dias Branco S.A. Industria e Comercio de Alimentos	3.6%
Tenaris S.A., ADR	3.4%
Anhanguera Educacional Participacoes S.A.	3.2%
America Movil S.A.B. de C.V., “L”, ADR	3.1%
Companhia de Bebidas das Americas, ADR	3.0%

Equity sectors (a)
Financial Services	27.1%
Special Products & Services	13.2%
Basic Materials	12.1%
Utilities & Communications	11.7%
Consumer Staples	10.6%
Energy	8.5%
Retailing	4.3%
Health Care	3.7%
Transportation	2.6%
Leisure	1.9%
Technology	1.6%
Industrial Goods & Services	1.5%
Autos & Housing	0.4%

Issuer country weightings (x)
Brazil	68.7%
Mexico	19.0%
Italy	3.4%
Peru	2.5%
Chile	2.5%
Argentina	1.9%
Panama	1.2%
United States	0.8%

Currency exposure weightings (y)
Brazilian Real	68.7%
Mexican Peso	19.0%
United States Dollar	5.5%
Euro	4.3%
Chilean Peso	2.5%

2

Portfolio Composition – continued

(a)	The sectors depicted are economic aggregates made up of several underlying industry categories. The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Latin American market as a whole, as measured by an index determined by MFS to be an appropriate measure of the Latin American market. At July 31, 2013, the fund did not have more than 25% of its assets invested in any one industry.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 7/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2013, Class A shares of the MFS Latin America Equity Fund (“fund”) provided a total return of –0.58%, at net asset value. This compares with a return of –8.69% for the fund’s benchmark, the MSCI Emerging Markets Latin America 10-40 Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Federal Reserve Bank (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Contributors to Performance

The combination of strong stock selection and an overweighted position in the special products & services sector contributed to performance relative to the MSCI Emerging Markets Latin America 10-40 Index. The fund’s holdings of Brazilian educational services company Kroton Educacional, which was not held by the benchmark until the beginning of December 2012, captured a higher return than the benchmark and benefited relative performance. An overweighted position in educational services firm Anhanguera Educacional Participacoes (Brazil) also helped relative returns. Brazilian educational services provider Estacio Participacoes(b) was another top relative contributor during the reporting period. Shares of Kroton Educacional rose as the company reported double-digit growth which included a record increase in undergraduate admission. The stock also benefited from the company’s expansion across all business segments, with on-campus being the primary

4

Management Review – continued

segment. Additionally, the company announced in April its intention to purchase Anhanguera Educational Participacoes in an all-stock deal worth about 5 billion reais ($2.48 billion USD), which further strengthened the stock. The acquisition announcement was the latest in a spate of buyouts in the Brazilian education sector which continues to benefit from strong demand and industry consolidation. Shares of Anhanguera Educacional Participacoes increased during the period on news of the buyout offer from Kroton Educacional and having reported solid margin improvements.

Favorable security selection in financial services was also a positive factor that contributed to relative performance. Within this sector, the fund’s holdings of two out-of-benchmark securities, Mexican stock exchange operator Bolsa Mexicana de Valores (b) and insurance brokerage services firm Brasil Insurance Participacoes e Administracao (b) (Brazil), aided relative results.

Elsewhere, holdings of airline services provider Copa Holdings (b) (Panama) and global steel pipe manufacturer Tenaris (b) (Luxembourg), both non-benchmark constituents, contributed to relative performance. The fund’s overweight position in strong-performing food manufacturer M. Dias Branco S.A. Industria e Comercio de Alimentos (Brazil), which the benchmark did not hold until June 2013, also helped. Not holding poor-performing Peruvian precious metal miner Cia de Minas Buenaventura (h) also boosted results.

Detractors from Performance

Stock selection in the autos & housing sector was a primary detractor from relative performance, led by holdings of poor-performing Mexico-based homebuilding company Urbi Desarrollos Urbanos (b)(h), which was not a benchmark constituent. Not holding Mexican cement producer Cemex (h) also hurt relative performance during the period as the stock outperformed the benchmark.

Weak stock selection in retailing was another factor that weakened relative returns. Within this sector, an overweighted position in Brazilian apparel manufacturer Cia. Hering and holdings of drugstore operator Brazil Pharma S.A. (Brazil) (b), an out-of-benchmark security, were among the fund’s top relative detractors. Brazil Pharma traded lower during the second half of the reporting period due, in part, to earnings that came in below consensus expectations where margin pressures were prevalent.

Not holding shares of strong-performing Brazilian poultry producer BRF (h), beverage producer Fomento Economico Mexicano (h) (Mexico), Mexican baked goods manufacturer Grupo Indus Bimbo (h), and beverages and retail company FEMSA (h) (Mexico), negatively impacted relative returns as all four stocks outperformed the benchmark over the reporting period.

An overweighted position in poor-performing steel producer Gerdau (Brazil), and the timing of a reduced holding in Brazilian payment processing company Companhia Brasileira de Meios de Pagamento (Cielo S.A.) (h), also detracted from relative performance. Shares of Gerdau depreciated as the company reported disappointing earnings attributed to international metal prices having declined on lower demand.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment

5

Management Review – continued

decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have difference currency exposures than the benchmark.

Respectfully,

Jose Luis Garcia

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 7/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 7/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/10	(0.58)%	(2.44)%
B	9/15/10	(1.33)%	(3.16)%
C	9/15/10	(1.34)%	(3.13)%
I	9/15/10	(0.38)%	(2.17)%
Comparative benchmark
MSCI Emerging Markets Latin America 10-40 Index (f)		(8.69)%	(6.04)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.30)%	(4.43)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(5.27)%	(4.16)%
C With CDSC (1% for 12 months) (x)		(2.32)%	(3.13)%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Latin America 10-40 Index – a market capitalization-weighted index that is designed to measure equity market performance, constrained with investment limits to funds incorporated in member states of the European Union, of emerging markets in Latin America.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

8

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

February 1, 2013 through July 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2013 through July 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/13	Ending Account Value 7/31/13	Expenses Paid During Period (p) 2/01/13-7/31/13
A	Actual	1.61%	$1,000.00	$857.41	$7.41
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
B	Actual	2.40%	$1,000.00	$854.15	$11.03
	Hypothetical (h)	2.40%	$1,000.00	$1,012.89	$11.98
C	Actual	2.40%	$1,000.00	$853.87	$11.03
	Hypothetical (h)	2.40%	$1,000.00	$1,012.89	$11.98
I	Actual	1.40%	$1,000.00	$858.76	$6.45
	Hypothetical (h)	1.40%	$1,000.00	$1,017.85	$7.00

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Expense ratio for Class A includes 12b-1 Services Fee rebate of 0.04% that is outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements for additional information).

11

PORTFOLIO OF INVESTMENTS

7/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)
Aerospace - 0.7%
Embraer S.A., ADR	946	$32,137

Airlines - 1.2%
Copa Holdings S.A., “A”	373	$51,910

Alcoholic Beverages - 4.1%
Companhia de Bebidas das Americas, ADR	3,499	$132,192
Compania Cervecerias Unidas S.A., ADR	1,715	46,631

		$178,823
Apparel Manufacturers - 2.4%
Arezzo Industria e Comercio S.A.	1,928	$30,069
Cia.Hering S.A.	5,500	73,772

		$103,841
Broadcasting - 0.9%
Grupo Televisa S.A., ADR	1,513	$41,002

Brokerage & Asset Managers - 7.1%
BM&F Bovespa S.A.	29,345	$158,215
Bolsa Mexicana de Valores S.A. de C.V.	36,400	97,635
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	5,402	54,462

		$310,312
Business Services - 2.1%
LPS Brasil - Consultoria de Imoveis S.A.	7,000	$56,703
Multiplus S.A.	2,700	36,535

		$93,238
Computer Software - 1.0%
Totvs S.A.	2,600	$41,028

Computer Software - Systems - 0.7%
Linx S.A.	1,800	$29,817

Conglomerates - 0.7%
Alfa S.A de C.V., “A”	12,270	$31,499

Construction - 0.4%
PDG Realty S.A. (a)	18,700	$15,082

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.1%
Kimberly-Clark de Mexico S.A. de C.V., “A”	14,450	$47,515

Consumer Services - 10.4%
Abril Educacao S.A., IEU	3,040	$46,772
Anhanguera Educacional Participacoes S.A.	22,700	137,612
Estacio Participacoes S.A.	13,350	103,109
Kroton Educacional S.A.	11,434	162,888

		$450,381
Containers - 0.6%
Industria Klabin de Papel e Celulose, IPS	5,600	$27,198

Energy - Independent - 1.4%
Ultrapar Participacoes S.A.	2,500	$59,340

Energy - Integrated - 3.7%
Petroleo Brasileiro S.A., ADR	11,944	$162,916

Engineering - Construction - 0.8%
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	3,300	$34,424

Food & Beverages - 5.4%
Arca Continental S.A.B de C.V.	10,495	$78,601
M. Dias Branco S.A. Industria e Comercio de Alimentos	3,900	158,130

		$236,731
Food & Drug Stores - 1.4%
Brazil Pharma S.A. (a)	9,500	$41,226
Raia Drogasil S.A.	2,100	17,766

		$58,992
General Merchandise - 0.6%
Lojas Renner S.A.	900	$23,828

Health Maintenance Organizations - 0.7%
OdontoPrev S.A.	6,900	$28,279

Insurance - 2.7%
Brasil Insurance Participacoes e Administracao S.A.	12,200	$117,650

Medical & Health Technology & Services - 1.3%
Fleury S.A.	6,600	$56,125

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 11.5%
Gerdau S.A., ADR	18,051	$114,443
Grupo Mexico S.A.B. de C.V., “B”	15,637	48,174
Ternium S.A., ADR	1,838	41,116
Usinas Siderurgicas de Minas Gerais S.A., IPS (a)	15,400	58,796
Vale S.A., ADR	17,336	237,850

		$500,379
Oil Services - 3.4%
Tenaris S.A., ADR	3,319	$147,530

Other Banks & Diversified Financials - 11.3%
Banco Santander Chile, ADR	719	$16,221
Banco Santander S.A., IEU	15,200	90,680
Compartamos S.A.B. de C.V.	23,740	42,972
Credicorp Ltd.	942	111,900
Grupo Financiero Banorte S.A. de C.V.	5,600	35,579
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	2,090	30,138
Itau Unibanco Holding S.A., ADR	12,799	163,187

		$490,677
Pharmaceuticals - 1.7%
Genomma Lab Internacional S.A., “B” (a)	31,700	$74,331

Railroad & Shipping - 1.4%
All America Latina Logistica S.A.	9,100	$35,182
CCR S.A.	3,320	26,049

		$61,231
Real Estate - 6.0%
Asesor de Activos Prisma S.A.P.I. de C.V., REIT	20,500	$30,864
Brasil Brokers Participacoes	32,600	82,738
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	21,900	43,053
Macquarie Mexico Real Estate S.A. de C.V., REIT	28,400	57,277
Multiplan Empreendimentos Imobiliarios S.A.	2,226	49,138

		$263,070
Restaurants - 0.9%
Arcos Dorados Holdings, Inc.	3,400	$41,004

Telecommunications - Wireless - 5.0%
America Movil S.A.B. de C.V., “L”, ADR	6,432	$134,943
TIM Participacoes S.A., ADR	4,494	84,352

		$219,295

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 5.6%
Alupar Investimento S.A., IEU (a)	6,000	$46,025
Energias do Brasil S.A.	16,700	86,452
Terna Participacoes S.A., IEU	3,070	30,722
Tractebel Energia S.A.	5,130	81,852

		$245,051
Utilities - Water - 1.0%
Aguas Andinas S.A.	62,985	$44,127
Total Common Stocks (Identified Cost, $4,360,754)		$4,318,763

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	87,088	$87,088
Total Investments (Identified Cost, $4,447,842)		$4,405,851

Other Assets, Less Liabilities - (1.2)%		(51,559)
Net Assets - 100.0%		$4,354,292

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
IPS	International Preference Stock
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,360,754)	$4,318,763
Underlying affiliated funds, at cost and value	87,088
Total investments, at value (identified cost, $4,447,842)	$4,405,851
Foreign currency, at value (identified cost, $106)	105
Receivables for
Investments sold	6,408
Fund shares sold	15,020
Interest and dividends	9,913
Receivable from investment adviser	15,330
Other assets	45
Total assets	$4,452,672
Liabilities
Payables for
Investments purchased	$6,694
Fund shares reacquired	10,992
Payable to affiliates
Shareholder servicing costs	2,866
Distribution and service fees	21
Payable for independent Trustees’ compensation	1
Deferred country tax expense payable	7,789
Accrued expenses and other liabilities	70,017
Total liabilities	$98,380
Net assets	$4,354,292
Net assets consist of
Paid-in capital	$5,021,892
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,821 deferred country tax)	(45,528)
Accumulated net realized gain (loss) on investments and foreign currency	(649,608)
Undistributed net investment income	27,536
Net assets	$4,354,292
Shares of beneficial interest outstanding	481,403

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,226,154	245,596	$9.06
Class B	431,042	48,240	8.94
Class C	503,745	56,441	8.93
Class I	1,193,351	131,126	9.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.61 [100 / 94.25 × $9.06]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$115,646
Dividends from underlying affiliated funds	127
Foreign taxes withheld	(4,675)
Total investment income	$111,098
Expenses
Management fee	$48,062
Distribution and service fees	16,352
Shareholder servicing costs	9,017
Administrative services fee	17,500
Independent Trustees’ compensation	1,160
Custodian fee	49,375
Shareholder communications	9,715
Audit and tax fees	53,877
Legal fees	3,194
Registration fees	56,744
Miscellaneous	11,286
Total expenses	$276,282
Fees paid indirectly	(3)
Reduction of expenses by investment adviser and/or distributor	(196,384)
Net expenses	$79,895
Net investment income	$31,203
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $4,968 country tax)	$(266,393)
Foreign currency	(3,378)
Net realized gain (loss) on investments and foreign currency	$(269,771)
Change in unrealized appreciation (depreciation)
Investments (net of $2,821 increase in deferred country tax)	$90,435
Translation of assets and liabilities in foreign currencies	(222)
Net unrealized gain (loss) on investments and foreign currency translation	$90,213
Net realized and unrealized gain (loss) on investments and foreign currency	$(179,558)
Change in net assets from operations	$(148,355)

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
Change in net assets	2013	2012
From operations
Net investment income	$31,203	$51,949
Net realized gain (loss) on investments and foreign currency	(269,771)	(360,874)
Net unrealized gain (loss) on investments and foreign currency translation	90,213	(200,292)
Change in net assets from operations	$(148,355)	$(509,217)
Distributions declared to shareholders
From net investment income	$(41,001)	$(2,610)
From net realized gain on investments	—	(39,702)
Total distributions declared to shareholders	$(41,001)	$(42,312)
Change in net assets from fund share transactions	$612,159	$1,381,090
Total change in net assets	$422,803	$829,561
Net assets
At beginning of period	3,931,489	3,101,928
At end of period (including undistributed net investment income of $27,536 and $39,076, respectively)	$4,354,292	$3,931,489

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$9.23	$10.77	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.15	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)	(1.56)	0.59	(g)
Total from investment operations	$(0.06)	$(1.41)	$0.77
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.01)	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.11)	$(0.13)	$—
Net asset value, end of period (x)	$9.06	$9.23	$10.77
Total return (%) (r)(s)(t)(x)	(0.80)	(13.02)	7.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.95	8.56	9.38	(a)
Expenses after expense reductions (f)	1.63	1.65	1.65	(a)
Net investment income	0.76	1.55	1.83	(a)
Portfolio turnover	49	56	30	(n)
Net assets at end of period (000 omitted)	$2,226	$2,132	$1,490

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$9.11	$10.71	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.07	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	(1.55)	0.59	(g)
Total from investment operations	$(0.14)	$(1.48)	$0.71
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.03)	$(0.12)	$—
Net asset value, end of period (x)	$8.94	$9.11	$10.71
Total return (%) (r)(s)(t)(x)	(1.55)	(13.72)	7.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.77	9.37	9.76	(a)
Expenses after expense reductions (f)	2.40	2.40	2.40	(a)
Net investment income (loss)	(0.08)	0.80	1.26	(a)
Portfolio turnover	49	56	30	(n)
Net assets at end of period (000 omitted)	$431	$562	$542

Class C	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$9.12	$10.71	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00 (w)	$0.08	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)	(1.55)	0.59	(g)
Total from investment operations	$(0.13)	$(1.47)	$0.71
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.06)	$(0.12)	$—
Net asset value, end of period (x)	$8.93	$9.12	$10.71
Total return (%) (r)(s)(t)(x)	(1.45)	(13.63)	7.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.68	9.33	10.51	(a)
Expenses after expense reductions (f)	2.40	2.40	2.40	(a)
Net investment income	0.02	0.82	1.25	(a)
Portfolio turnover	49	56	30	(n)
Net assets at end of period (000 omitted)	$504	$355	$263

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 7/31		Period ended 7/31/11 (c)
	2013	2012
Net asset value, beginning of period	$9.27	$10.80	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.19	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	(1.58)	0.62	(g)
Total from investment operations	$(0.04)	$(1.39)	$0.80
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.02)	$—
From net realized gain on investments	—	(0.12)	—
Total distributions declared to shareholders	$(0.13)	$(0.14)	$—
Net asset value, end of period (x)	$9.10	$9.27	$10.80
Total return (%) (r)(s)(x)	(0.60)	(12.74)	8.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.61	8.31	10.71	(a)
Expenses after expense reductions (f)	1.40	1.40	1.40	(a)
Net investment income	1.17	1.98	1.93	(a)
Portfolio turnover	49	56	30	(n)
Net assets at end of period (000 omitted)	$1,193	$883	$807

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Latin American Equity Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries. The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the Latin American market as a whole, as measured by an index determined by MFS to be an appropriate measure of the Latin American market. At July 31, 2013, the fund did not have more than 25% of its assets invested in any one industry.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

22

Notes to Financial Statements – continued

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be

23

Notes to Financial Statements – continued

deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,318,763	$—	$—	$4,318,763
Mutual Funds	87,088	—	—	87,088
Total Investments	$4,405,851	$—	$—	$4,405,851

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

24

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

25

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/13	7/31/12
Ordinary income (including any short-term capital gains)	$41,001	$42,312

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/13
Cost of investments	$4,814,409
Gross appreciation	562,197
Gross depreciation	(970,755)
Net unrealized appreciation (depreciation)	$(408,558)
Undistributed ordinary income	27,693
Capital loss carryforwards	(171,695)
Post-October capital loss deferrals	(106,378)
Other temporary differences	(8,662)

As of July 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(73,346)
Long-Term	(98,349)
Total	$(171,695)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/13	Year ended 7/31/12	Year ended 7/31/13	Year ended 7/31/12
Class A	$25,388	$1,064	$—	$20,008
Class B	1,943	—	—	7,490
Class C	2,981	—	—	3,161
Class I	10,689	1,546	—	9,043
Total	$41,001	$2,610	$—	$39,702

26

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.05%
Next $1.5 billion of average daily net assets	0.95%
Average daily net assets in excess of $2.5 billion	0.90%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through July 31, 2013, this management fee reduction amounted to $9, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.65%	2.40%	2.40%	1.40%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the year ended July 31, 2013, this reduction amounted to $195,840 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,303 for the year ended July 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$6,132
Class B	0.75%	0.25%	1.00%	1.00%	5,620
Class C	0.75%	0.25%	1.00%	1.00%	4,600
Total Distribution and Service Fees					$16,352

27

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through July 31, 2013, this rebate amounted to $521 and $1 for Class A and Class C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2013, were as follows:

Amount
Class A	$—
Class B	105
Class C	123

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2013, the fee was $2,425, which equated to 0.0530% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended July 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,592.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2013 was equivalent to an annual effective rate of 0.3826% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

28

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended July 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $32 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $13, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $2,753,729 and $2,174,463, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	138,615	$1,383,132	198,453	$1,933,009
Class B	20,131	197,237	38,932	372,147
Class C	34,109	338,601	21,053	205,609
Class I	71,124	730,587	58,806	576,584
	263,979	$2,649,557	317,244	$3,087,349

Shares issued to shareholders in reinvestment of distributions
Class A	2,500	$25,124	2,380	$20,350
Class B	195	1,943	786	6,657
Class C	300	2,981	373	3,161
Class I	1,061	10,689	1,237	10,589
	4,056	$40,737	4,776	$40,757

29

Notes to Financial Statements – continued

	Year ended 7/31/13		Year ended 7/31/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(126,368)	$(1,234,347)	(108,321)	$(1,045,400)
Class B	(33,774)	(335,118)	(28,648)	(274,061)
Class C	(16,879)	(160,697)	(7,086)	(65,790)
Class I	(36,324)	(347,973)	(39,456)	(361,765)
	(213,345)	$(2,078,135)	(183,511)	$(1,747,016)

Net change
Class A	14,747	$173,909	92,512	$907,959
Class B	(13,448)	(135,938)	11,070	104,743
Class C	17,530	180,885	14,340	142,980
Class I	35,861	393,303	20,587	225,408
	54,690	$612,159	138,509	$1,381,090

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2013, the fund’s commitment fee and interest expense were $25 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	20,087	2,699,172	(2,632,171)	87,088

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$127	$87,088

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VII and the Shareholders of MFS Latin American Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Latin American Equity Fund (a series of MFS Series Trust VII) (the “Fund”) as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Latin American Equity Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 16, 2013

31

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

35

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Jose Luis Garcia

36

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

37

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2012. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2010 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information

38

Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery

39

Board Review of Investment Advisory Agreement – continued

programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

40

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $115,646. The fund intends to pass through foreign tax credits of $4,754 for the fiscal year.

41

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

42

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2013

MFS® EQUITY INCOME FUND

EQI-ANN

MFS® EQUITY INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to grow, albeit at a modest pace, possibly helping to gently lift other regions out of a prolonged slump. The resilience of the U.S. housing market and improved jobs picture continues to offset the drag created by the government’s sequestration and rise in taxes. Going forward, much could hinge on how much cooperation and bipartisanship the U.S. Congress can achieve, as yet another fiscal showdown looms later in 2013.

China is shifting gears from being the engine of global growth because of its rapid consumption of commodities. Commodity-exporting countries are feeling the squeeze from China’s economic focus being turned toward domestic consumers and its overall pace of growth slowing. Japan’s recent economic reports indicate that its 15-year period of stagnant growth and deflation could be ending, while the eurozone is showing signs of a pickup in economic growth after two years of recession. These recent positive signs in Japan and Europe point to a possible broadening base of global growth that could help take the burden off China and the United States as the main engines of global activity.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

September 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.9%
JPMorgan Chase & Co.	3.2%
Johnson & Johnson	3.1%
Wells Fargo & Co.	3.0%
Pfizer, Inc.	2.9%
Chevron Corp.	2.6%
Microsoft Corp.	2.5%
Philip Morris International, Inc.	2.2%
MetLife, Inc.	2.0%
Lockheed Martin Corp.	1.9%

Equity sectors
Financial Services	19.1%
Technology	13.7%
Health Care	11.6%
Utilities & Communications	11.4%
Energy	11.1%
Consumer Staples	8.1%
Retailing	5.9%
Industrial Goods & Services	5.2%
Leisure	4.5%
Autos & Housing	4.3%
Basic Materials	2.7%
Transportation	0.5%

Percentages are based on net assets as of 7/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the reporting period September 27, 2012 to July 31, 2013, the MFS Equity Income Fund (“fund”) provided a total return of 18.04%, at net asset value. This compares with a return of 19.78% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index.

Market Environment

Prior to the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Federal Reserve Bank (“Fed”) (through a third round of quantitative easing) and the European Central Bank (“ECB”) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Detractors from Performance

Stock selection in the health care sector was a primary factor that held back performance relative to the Standard & Poor’s 500 Stock Index. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period.

Stock selection in the financial services sector was another factor that hindered relative performance. Within this sector, holdings of real estate investment company Annaly Mortgage REIT (b), and not holding shares of strong-performing banking giants, Bank of America and Citigroup, weighed on relative returns. Shares of Annaly Mortgage REIT suffered late in the period as investors appeared to have become more wary about the impacts that the imminent tapering of the mortgage purchasing program by the Fed would have on mortgage rates. If mortgage rates rise, the value of the mortgage-backed securities that Annaly Mortgage REIT holds could decline in value.

Management Review – continued

Stock selection in the basic materials sector negatively impacted relative results. Holdings of raw materials companies Vale (b) (Brazil), Iluka Resources (b) (Australia), and Rio Tinto (b) (Australia), hampered relative performance. All three stocks posted weak performance as the metals and mining sector performed poorly overall due to a decline in precious metal prices during the period.

Stock selection in the energy sector also weakened relative performance, although there were no stocks within this sector that were among the fund’s largest relative detractors for the period.

Elsewhere, the timing of the fund’s ownership in shares of computer and personal electronics maker Apple, which underperformed the benchmark during the reporting period, held back relative performance. Overweighted positions in communications companies CenturyLink and Frontier Communications, and the fund’s holdings of Japan-based manufacturing company Canon (b) negatively impacted relative returns. Shares of Apple experienced the longest period of decline since the credit crisis as investors appeared to have viewed the stock as overvalued and the company reported slower earnings growth due to higher competition in the smart phone and tablet markets.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

An overweighted position and strong stock selection in the autos & housing sector was a positive factor for relative performance. Within this sector, holdings of automotive parts manufacturers Delphi Automotive and Magna International (b) (Canada) benefited relative returns. Both stocks posted solid performance during the period as they continued to benefit from the recovery in the U.S. automotive industry.

Strong stock selection in the leisure, retailing, and consumer staples sectors also supported relative performance. There were no individual stocks within the leisure sector that were among the fund’s top relative contributors. Within the retailing sector, the fund’s overweighted position in supermarket chain Kroger boosted relative performance as the stock appreciated. In the consumer staples sector, the fund’s holdings of anti-aging personal care products producer Nu Skin Enterprises (b) contributed to relative results. The stock rose towards the end of the period as it continued to report higher-than-expected revenue and earnings. Additionally, it appeared that investors’ fears of its direct selling business model subsided after hedge fund manager David Einhorn raised concern in early 2012 about the viability of a company with a similar business model, Herbalife, which gained significant media attention throughout the rest of the year.

In other sectors, holding shares of Panamanian airline company Copa Holdings (b) contributed to relative performance. The fund’s overweighted positions in financial services companies, MetLife and JPMorgan Chase, and computer products and services

Management Review – continued

provider Hewlett-Packard, positively influenced relative returns as all three stocks delivered robust performance. Additionally, the fund’s avoidance of diversified technology products and services company IBM and telecommunications company AT&T provided further support for relative results as these two stocks declined during the period.

Respectfully,

Jonathan Sage
Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 7/31/13

Average annual without sales charge

Share class	Class inception date	Life (t)
A	9/27/12	18.04%
B	9/27/12	17.24%
C	9/27/12	17.41%
I	9/27/12	18.18%
R1	9/27/12	17.22%
R2	9/27/12	17.75%
R3	9/27/12	17.96%
R4	9/27/12	18.28%
R5	9/27/12	18.30%
Comparative benchmark
Standard and Poor’s 500 Stock Index (f)		19.78%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.25%
B With CDSC (Declining over six years from 4% to 0%) (x)		13.24%
C With CDSC (1% for 12 months) (x)		16.41%

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2013 through July 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2013 through July 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/13	Ending Account Value 7/31/13	Expenses Paid During Period (p) 2/01/13-7/31/13
A	Actual	1.24%	$1,000.00	$1,139.01	$6.58
	Hypothetical (h)	1.24%	$1,000.00	$1,018.65	$6.21
B	Actual	2.00%	$1,000.00	$1,133.35	$10.58
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
C	Actual	2.00%	$1,000.00	$1,134.69	$10.59
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$1,138.72	$5.30
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$1,133.51	$10.58
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$1,136.04	$7.94
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$1,137.37	$6.62
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$1,139.68	$5.31
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R5	Actual	0.96%	$1,000.00	$1,139.78	$5.09
	Hypothetical (h)	0.96%	$1,000.00	$1,020.03	$4.81

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Expense ratio for Class A includes 12b-1 Service Fee rebate of 0.01% that is outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements for additional information).

PORTFOLIO OF INVESTMENTS

7/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.2%
Issuer	Shares/Par	Value ($)
Aerospace - 2.9%
Honeywell International, Inc.	1,650	$136,917
Lockheed Martin Corp.	4,270	512,912
Northrop Grumman Corp.	1,600	147,296

		$797,125
Airlines - 0.5%
Copa Holdings S.A., “A”	997	$138,752

Automotive - 4.1%
Delphi Automotive PLC	9,540	$512,489
General Motors Co. (a)	5,590	200,513
Magna International, Inc.	5,040	385,446

		$1,098,448
Cable TV - 3.3%
Comcast Corp., “Special A”	9,680	$417,305
Time Warner Cable, Inc.	4,150	473,391

		$890,696
Chemicals - 0.6%
LyondellBasell Industries N.V., “A”	2,140	$147,039

Computer Software - 4.4%
CA, Inc.	3,210	$95,465
Microsoft Corp.	20,880	664,610
Symantec Corp.	16,240	433,283

		$1,193,358
Computer Software - Systems - 4.0%
Apple, Inc.	426	$192,765
Canon, Inc.	7,300	225,539
Hewlett-Packard Co.	19,200	493,056
Western Digital Corp.	2,770	178,333

		$1,089,693
Consumer Products - 1.8%
Nu Skin Enterprises, Inc., “A”	2,330	$194,881
Procter & Gamble Co.	3,640	292,292

		$487,173

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 0.4%
Packaging Corp. of America	1,970	$105,966

Electrical Equipment - 0.8%
Siemens AG	1,879	$205,753

Electronics - 2.8%
Hoya Corp.	5,100	$110,115
Microchip Technology, Inc.	12,130	482,046
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,380	176,252

		$768,413
Energy - Independent - 2.8%
HollyFrontier Corp.	5,670	$258,269
Marathon Petroleum Corp.	2,710	198,724
Valero Energy Corp.	8,750	312,988

		$769,981
Energy - Integrated - 7.8%
Chevron Corp.	5,553	$699,067
Exxon Mobil Corp.	11,170	1,047,188
Royal Dutch Shell PLC, “A”	10,864	369,871

		$2,116,126
Food & Beverages - 1.6%
General Mills, Inc.	3,390	$176,280
Ingredion, Inc.	1,680	112,896
Tyson Foods, Inc., “A”	5,370	148,319

		$437,495
Food & Drug Stores - 3.4%
CVS Caremark Corp.	5,740	$352,953
Kroger Co.	11,390	447,285
Safeway, Inc.	4,440	114,508

		$914,746
Gaming & Lodging - 0.5%
Wynn Resorts Ltd.	1,096	$145,910

General Merchandise - 2.5%
Macy’s, Inc.	8,440	$407,990
Target Corp.	3,760	267,900

		$675,890

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - 0.2%
Aetna, Inc.	970	$62,245

Insurance - 7.4%
American International Group, Inc.	7,600	$345,876
Delta Lloyd N.V.	13,390	289,824
Everest Re Group Ltd.	1,431	191,081
MetLife, Inc.	11,310	547,630
Prudential Financial, Inc.	1,110	87,657
Swiss Re Ltd.	1,540	122,641
Validus Holdings Ltd.	9,830	348,277
Zurich Insurance Group AG	311	83,711

		$2,016,697
Internet - 2.5%
Google, Inc., “A” (a)	384	$340,838
Yahoo!, Inc. (a)	11,540	324,159

		$664,997
Leisure & Toys - 0.7%
Activision Blizzard, Inc.	6,830	$122,803
Mattel, Inc.	1,630	68,509

		$191,312
Machinery & Tools - 1.5%
Cummins, Inc.	3,370	$408,410

Major Banks - 9.2%
BOC Hong Kong Holdings Ltd.	32,000	$100,469
HSBC Holdings PLC	12,077	137,387
JPMorgan Chase & Co.	15,570	867,716
Mizuho Financial Group, Inc.	124,500	258,130
Sumitomo Mitsui Financial Group, Inc.	4,200	192,391
Wells Fargo & Co.	18,570	807,795
Westpac Banking Corp.	4,910	136,328

		$2,500,216
Metals & Mining - 1.8%
Iluka Resources Ltd.	13,158	$130,334
Rio Tinto Ltd.	3,960	178,014
Vale S.A., ADR	12,170	166,972

		$475,320
Natural Gas - Distribution - 1.0%
GDF SUEZ	13,180	$276,511

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.5%
Transocean, Inc.	2,550	$120,258

Other Banks & Diversified Financials - 0.3%
Fifth Third Bancorp	4,490	$86,343

Pharmaceuticals - 11.4%
AbbVie, Inc.	2,590	$117,793
Bristol-Myers Squibb Co.	9,850	425,914
Eli Lilly & Co.	7,870	417,976
Johnson & Johnson	8,910	833,085
Merck & Co., Inc.	7,940	382,470
Pfizer, Inc.	26,440	772,841
Teva Pharmaceutical Industries Ltd., ADR	3,210	127,437

		$3,077,516
Real Estate - 2.1%
American Capital Agency Corp., REIT	2,450	$55,199
Annaly Mortgage Management, Inc., REIT	15,780	188,098
Corio N.V., REIT	2,017	88,241
Digital Realty Trust, Inc., REIT	2,130	117,768
EPR Properties, REIT	2,250	113,355

		$562,661
Telephone Services - 5.4%
Bezeq - The Israel Telecommunication Corp. Ltd.	38,350	$61,936
CenturyLink, Inc.	6,820	244,497
Frontier Communications Corp.	89,730	391,223
TDC A.S.	24,816	217,152
Telecom Italia S.p.A. - Savings Shares	135,893	71,247
Telefonica Brasil S.A., ADR	6,430	138,052
Verizon Communications, Inc.	2,970	146,956
Windstream Corp.	22,980	191,883

		$1,462,946
Tobacco - 4.7%
Altria Group, Inc.	6,150	$215,619
Lorillard, Inc.	11,260	478,888
Philip Morris International, Inc.	6,580	586,804

		$1,281,311
Utilities - Electric Power - 4.3%
American Electric Power Co., Inc.	7,270	$336,965
Companhia Energetica de Minas Gerais, IPS	11,881	108,636
E.ON AG	11,730	199,044

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Fortum Corp.	6,576	$129,913
NRG Energy, Inc.	3,060	82,069
PG&E Corp.	4,490	206,046
PPL Corp.	3,533	112,243

		$1,174,916
Total Common Stocks (Identified Cost, $24,634,707)		$26,344,223

Convertible Preferred Stocks - 0.9%
Automotive - 0.3%
General Motors Co., 4.75%	1,490	$74,411

Utilities - Electric Power - 0.6%
PPL Corp., 8.75%	3,160	$172,157
Total Convertible Preferred Stocks (Identified Cost, $243,548)		$246,568

Money Market Funds - 2.7%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	723,940	$723,940
Total Investments (Identified Cost, $25,602,195)		$27,314,731

Other Assets, Less Liabilities - (0.8)%		(208,673)
Net Assets - 100.0%		$27,106,058

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $24,878,255)	$26,590,791
Underlying affiliated funds, at cost and value	723,940
Total investments, at value (identified cost, $25,602,195)	$27,314,731
Receivables for
Fund shares sold	435,395
Dividends	25,779
Other assets	48
Total assets	$27,775,953
Liabilities
Payables for
Investments purchased	$498,602
Fund shares reacquired	98,728
Payable to affiliates
Investment adviser	19,710
Shareholder servicing costs	2,070
Distribution and service fees	316
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	50,462
Total liabilities	$669,895
Net assets	$27,106,058
Net assets consist of
Paid-in capital	$25,280,744
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,712,349
Accumulated net realized gain (loss) on investments and foreign currency	98,344
Undistributed net investment income	14,621
Net assets	$27,106,058
Shares of beneficial interest outstanding	2,330,222

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$18,921,834	1,626,133	$11.64
Class B	811,159	69,870	11.61
Class C	4,739,787	408,070	11.62
Class I	506,540	43,506	11.64
Class R1	117,227	10,079	11.63
Class R2	117,722	10,116	11.64
Class R3	117,971	10,134	11.64
Class R4	118,220	10,153	11.64
Class R5	1,655,598	142,161	11.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.35 [100 / 94.25 x $11.64]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Period ended 7/31/13 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$254,895
Dividends from underlying affiliated funds	320
Foreign taxes withheld	(6,351)
Total investment income	$248,864
Expenses
Management fee	$59,651
Distribution and service fees	27,191
Shareholder servicing costs	4,092
Administrative services fee	14,769
Independent Trustees’ compensation	704
Custodian fee	47,439
Shareholder communications	7,377
Audit and tax fees	27,750
Legal fees	62
Registration fees	19,550
Miscellaneous	10,591
Total expenses	$219,176
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and/or distributor	(113,307)
Net expenses	$105,868
Net investment income	$142,996
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$98,505
Foreign currency	(1,150)
Net realized gain (loss) on investments and foreign currency	$97,355
Change in unrealized appreciation (depreciation)
Investments	$1,712,536
Translation of assets and liabilities in foreign currencies	(187)
Net unrealized gain (loss) on investments and foreign currency translation	$1,712,349
Net realized and unrealized gain (loss) on investments and foreign currency	$1,809,704
Change in net assets from operations	$1,952,700

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

See Notes to Financial Statements

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 7/31/13 (c)
Change in net assets
From operations
Net investment income	$142,996
Net realized gain (loss) on investments and foreign currency	97,355
Net unrealized gain (loss) on investments and foreign currency translation	1,712,349
Change in net assets from operations	$1,952,700
Distributions declared to shareholders
From net investment income	$(127,225)
Change in net assets from fund share transactions	$25,280,583
Total change in net assets	$27,106,058
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $14,621)	$27,106,058

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.62
Total from investment operations	$1.79
Less distributions declared to shareholders
From net investment income	$(0.15)
Net asset value, end of period (x)	$11.64
Total return (%) (r)(s)(t)(x)	18.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.32	(a)
Expenses after expense reductions (f)	1.24	(a)
Net investment income	1.85	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$18,922

See Notes to Financial Statements

Financial Highlights – continued

Class B	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.62
Total from investment operations	$1.71
Less distributions declared to shareholders
From net investment income	$(0.10)
Net asset value, end of period (x)	$11.61
Total return (%) (r)(s)(t)(x)	17.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.49	(a)
Expenses after expense reductions (f)	2.00	(a)
Net investment income	1.01	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$811

Class C	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.63
Total from investment operations	$1.73
Less distributions declared to shareholders
From net investment income	$(0.11)
Net asset value, end of period (x)	$11.62
Total return (%) (r)(s)(t)(x)	17.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.06	(a)
Expenses after expense reductions (f)	2.00	(a)
Net investment income	1.06	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$4,740

See Notes to Financial Statements

Financial Highlights – continued

Class I	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.62
Total from investment operations	$1.80
Less distributions declared to shareholders
From net investment income	$(0.16)
Net asset value, end of period (x)	$11.64
Total return (%) (r)(s)(x)	18.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.90	(a)
Expenses after expense reductions (f)	1.00	(a)
Net investment income	2.02	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$507

Class R1	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.59
Total from investment operations	$1.71
Less distributions declared to shareholders
From net investment income	$(0.08)
Net asset value, end of period (x)	$11.63
Total return (%) (r)(s)(x)	17.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.64	(a)
Expenses after expense reductions (f)	2.00	(a)
Net investment income	1.32	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$117

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.60
Total from investment operations	$1.76
Less distributions declared to shareholders
From net investment income	$(0.12)
Net asset value, end of period (x)	$11.64
Total return (%) (r)(s)(x)	17.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.14	(a)
Expenses after expense reductions (f)	1.50	(a)
Net investment income	1.82	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$118

Class R3	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.60
Total from investment operations	$1.78
Less distributions declared to shareholders
From net investment income	$(0.14)
Net asset value, end of period (x)	$11.64
Total return (%) (r)(s)(x)	17.96	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.89	(a)
Expenses after expense reductions (f)	1.25	(a)
Net investment income	2.06	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$118

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.59
Total from investment operations	$1.80
Less distributions declared to shareholders
From net investment income	$(0.16)
Net asset value, end of period (x)	$11.64
Total return (%) (r)(s)(x)	18.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.64	(a)
Expenses after expense reductions (f)	1.00	(a)
Net investment income	2.32	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$118

Class R5	Period ended 7/31/13 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.60
Total from investment operations	$1.81
Less distributions declared to shareholders
From net investment income	$(0.16)
Net asset value, end of period (x)	$11.65
Total return (%) (r)(s)(x)	18.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.61	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	2.35	(a)
Portfolio turnover	39	(n)
Net assets at end of period (000 omitted)	$1,656

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Equity Income Fund (the fund) is a series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$26,590,791	$—	$—	$26,590,791
Mutual Funds	723,940	—	—	723,940
Total Investments	$27,314,731	$—	$—	$27,314,731

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

Notes to Financial Statements – continued

realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended July 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the period is as follows:

7/31/13
Ordinary income (including any short-term capital gains)	$127,225

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/13
Cost of investments	$25,679,883
Gross appreciation	1,848,685
Gross depreciation	(213,837)
Net unrealized appreciation (depreciation)	$1,634,848
Undistributed ordinary income	190,653
Other temporary differences	(187)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 7/31/13 (c)
Class A	$78,620
Class B	2,873
Class C	14,890
Class I	3,146
Class R1	821
Class R2	1,210
Class R3	1,405
Class R4	1,600
Class R5	22,660
Total	$127,225

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through July 31, 2013, this management fee reduction amounted to $31, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended July 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.97%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the period ended July 31, 2013, this reduction amounted to $112,781 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $61,189 for the period ended July 31, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$11,969
Class B	0.75%	0.25%	1.00%	1.00%	2,131
Class C	0.75%	0.25%	1.00%	1.00%	11,523
Class R1	0.75%	0.25%	1.00%	1.00%	895
Class R2	0.25%	0.25%	0.50%	0.50%	448
Class R3	—	0.25%	0.25%	0.25%	225
Total Distribution and Service Fees					$27,191

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended July 31, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period ended July 31, 2013, this rebate amounted to $472 for Class A and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended July 31, 2013, were as follows:

Amount
Class A	$3,666
Class B	—
Class C	—

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended July 31, 2013, the fee was $980, which equated to 0.0123% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended July 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,112.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended July 31, 2013 was equivalent to an annual effective rate of 0.1855% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended July 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $35 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $23, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 26, 2012, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 and 140,000 shares of Class R5 for an aggregate amount of $2,200,000.

At July 31, 2013, MFS held 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $28,504,243 and $3,876,118, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 7/31/13 (c)
	Shares	Amount
Shares sold
Class A	1,773,673	$19,435,882
Class B	71,052	772,908
Class C	419,314	4,592,618
Class I	100,671	1,032,111
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
Class R5	140,000	1,400,000
	2,544,710	$27,633,519

Shares issued to shareholders in reinvestment of distributions
Class A	7,031	$76,867
Class B	215	2,297
Class C	1,333	14,549
Class I	293	3,146
Class R1	79	821
Class R2	116	1,210
Class R3	134	1,405
Class R4	153	1,600
Class R5	2,161	22,660
	11,515	$124,555

Notes to Financial Statements – continued

	Period ended 7/31/13 (c)
	Shares	Amount
Shares reacquired
Class A	(154,571)	$(1,739,941)
Class B	(1,397)	(15,408)
Class C	(12,577)	(138,555)
Class I	(57,458)	(583,587)
	(226,003)	$(2,477,491)

Net change
Class A	1,626,133	$17,772,808
Class B	69,870	759,797
Class C	408,070	4,468,612
Class I	43,506	451,670
Class R1	10,079	100,821
Class R2	10,116	101,210
Class R3	10,134	101,405
Class R4	10,153	101,600
Class R5	142,161	1,422,660
	2,330,222	$25,280,583

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended July 31, 2013, the fund’s commitment fee and interest expense were $49 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	12,190,227	(11,466,287)	723,940

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$320	$723,940

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

MFS Series Trust VII and the Shareholders of MFS Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the Fund) (one of the portfolios comprising MFS Series Trust VII), including the portfolio of investments, as of July 31, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 27, 2012 (commencement of operations) to July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period September 27, 2012 (commencement of operations) to July 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 16, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Jonathan Sage

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $993 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 50.55% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2013 and 2012, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS European Equity Fund	45,311	44,438
MFS Latin American Equity Fund	45,311	44,438

Total	90,622	88,876

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Asia Pacific ex-Japan Fund	45,418	33,918
MFS Equity Income Fund	19,050	N/A	**

Total	64,468	33,918

For the fiscal years ended July 31, 2013 and 2012, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS European Equity Fund	0	0	6,465	6,338	1,000	1,000
To MFS Latin American Equity Fund	0	0	6,465	6,338	1,000	1,001
Total fees billed by Deloitte To above Funds:	0	0	12,930	12,676	2,000	2,001

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS European Equity Fund*	1,380,151	1,499,664	0	0	0	0
To MFS and MFS Related Entities of MFS Latin American Equity Fund*	1,380,151	1,499,664	0	0	0	0

	2013	2012[5]
Aggregate fees for non-audit services:
To MFS European Equity Fund, MFS and MFS Related Entities#	1,505,756	1,716,822
To MFS Latin American Equity Fund, MFS and MFS Related Entities#	1,505,756	1,716,823

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2013	2012		2013	2012		2013	2012
Fees billed by E&Y:
To MFS Asia Pacific ex-Japan Fund	0	0		8,273	7,804		0	0
To MFS Equity Income Fund	0	N/A	**	7,923	N/A	**	0	N/A	**
Total fees billed by E&Y To above Funds:	0	0		16,196	7,804		0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Asia Pacific ex-Japan Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Equity Income Fund*	0	0	0	0	0	0

	2013	2012
Aggregate fees for non-audit services:
To MFS Asia Pacific ex-Japan Fund, MFS and MFS Related Entities#	56,273	157,804
To MFS Equity Income Fund, MFS and MFS Related Entities#	55,923	150,000	**

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Equity Income Fund commenced investment operations in September 2012.

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended July 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: September 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: September 16, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2013

*	Print name and title of each signing officer under his or her signature.